LEGG MASON PARTNERS SMALL CAP VALUE FUND

Supplement Dated November 22, 2006 to

Prospectus Dated January 30, 2006

The following information supplements the other information in the Fund’s prospectus under the captions “Management—Distribution Plan,” “Sales charge,” “Buying shares,” “Exchanging shares” and “Redeeming shares.”

Effective December 1, 2006, PFS Investments Inc. (“PFS”) serves as a distributor of the fund’s shares. PFS makes the fund’s Class A and Class B shares available to its clients. All references in the prospectus to “Service Agents” include PFS Registered Representatives. You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by calling Primerica Shareholder Services at 800-544-5445.

Sales charge. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents (including PFS) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. For Class B shares sold by PFS, PFS will pay a commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Buying shares. Clients of a PFS Registered Representative who are eligible to buy shares directly from the fund should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For more information, please call Primerica Shareholder Services at 800-544-5445.

Exchanging shares. Clients of a PFS Registered Representative who wish to exchange fund shares for shares of another Legg Mason Partners Fund made available by PFS may exchange shares by telephone by calling Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). You must complete an authorization form to authorize telephone transfers on your account. Exchanges are priced at the net asset value next determined.

Redeeming shares. Clients of a PFS Registered Representative who have an account held directly at the fund and wish to redeem shares by mail should write to Primerica Shareholder Services at the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

Clients of a PFS Registered Representative may request redemptions by telephone by calling Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). You must complete an authorization form to authorize telephone redemptions on your account. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Redemptions are priced at the net asset value next determined after receipt.

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LEGG MASON PARTNERS SMALL CAP VALUE FUND

Supplement Dated November 22, 2006 to Statement of Additional Information Dated January 30, 2006

The following information supplements other information in the Fund’s Statement of Additional Information (the “SAI”) under the captions “Distributors,” “Purchase of Shares,” “Redemption of Shares” and “Exchange Privilege.”

Effective December 1, 2006, PFS Investments Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serves as a distributor of the Fund’s shares. PFS makes the Fund’s Class A and Class B shares available to its clients. All references in the SAI to “Service Agents” include PFS Registered Representatives.

Purchase of Shares in PFS Accounts

Initial purchases of shares of the Fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services c/o PFPC Inc., P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributors, in accordance with the terms of the prospectus. If PFPC ceases to act as the transfer agent, a successor company named by the Fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check.

Purchase orders received by PFPC or by Primerica Shareholder Services prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may use the Fund’s regular subsequent investment procedure described above.

An account transcript, which identifies every financial transaction in an account since it has opened, is available at a shareholder’s request. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30. The Systematic Investment Plan also authorizes PFS to apply cash held in the shareholder’s PFS brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from PFS Registered Representatives.

Redemption of Shares in PFS Accounts

Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a Section 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time on any day the NYSE is open to obtain the proper forms.

Shareholders may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares in their account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. Section 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time on any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may use the Fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Exchanges of Shares in PFS Accounts

Clients of a PFS Registered Representative who wish to exchange Fund shares for shares of another Legg Mason Partners Fund made available by PFS and who have authorized telephone transfers on their accounts may exchange shares by telephone. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

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